UNITED STATES
                                   SECURITIES AND EXCHANGE COMMISSION
                                       Washington, D.C.  20549

                                               FORM 8-K


                                            CURRENT REPORT

                                PURSUANT TO SECTION 13 OR 15(d) OF THE
                                  SECURITIES EXCHANGE ACT OF 1934



                 Date of Report (Date of Earliest Event Reported) - May 11, 2004



                                THE MAY DEPARTMENT STORES COMPANY
                       (Exact name of Registrant as specified in its charter)

                    Delaware                 I-79               43-1104396
                (State or other          (Commission          (IRS Employer
                jurisdiction of          File Number)       Identification No.)
                incorporation)



               611 Olive Street, St. Louis, Missouri                   63101
             (Address of principal executive offices)                (Zip code)



                       Registrant's telephone number, including area code:
                                          (314) 342-6300







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Item 7.   Financial Statements and Exhibits.


(c)  Exhibits.  The following document is furnished as an Exhibit.


Exhibit No.  Exhibit

99.1         Press Release, dated May 11, 2004






Item 12.     Results of Operations and Financial Condition.

On May 11, 2004, the registrant issued a press release announcing its financial results for the 13 weeks ending May 1, 2004. A copy of the press release is furnished herewith as Exhibit 99.1.



















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SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



THE MAY DEPARTMENT STORES COMPANY



Dated: May 11, 2004                     By:    /s/ Richard A. Brickson
                                                   Richard A. Brickson
                                                   Secretary and Senior Counsel